EXHIBIT (i)(2)



                                CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 99 to the Registration Statement of Eaton Vance Municipals Trust (1933 Act File No. 33-572) of my opinion dated July 16, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 92.


                                          /s/ Maureen A. Gemma
                                          Maureen A. Gemma, Esq.


March 2, 2005
Boston, Massachusetts